UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2018

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore	554369
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2018, Kulicke & Soffa Industries, Inc. (the “Company”) announced the appointment of Lester A. Wong, age 52, as Chief Financial Officer, effective immediately. Mr. Wong had been serving as the Company’s interim Chief Financial Officer since November 27, 2017, in addition to serving in his continuing role as Senior Vice President, Legal Affairs and General Counsel since 2011. In connection with his appointment as Chief Financial Officer, the Management Development and Compensation Committee of the Company’s Board of Directors approved certain changes to Mr. Wong’s compensation.
Effective January 1, 2019, Mr. Wong will receive an annual salary of S$480,000 (four hundred eighty thousand Singapore dollars). Mr. Wong will continue to participate in the Company’s Incentive Compensation Plan and is eligible to receive a prorated bonus of up to 140% of his base salary (70% is the annual target level for such bonus) based on the achievement of certain performance goals of the Company. Additionally, on January 2, 2019, Mr. Wong will receive an equity award of S$350,000, consisting of seventy-five percent performance share units (“PSUs”) and twenty-five percent restricted share units (“RSUs”). Twenty-five percent of the PSUs will be measured using an organic growth metric, and the remainder will be measured using a relative Total Shareholder Return metric. The RSUs will vest over thirty-six months, with one-third vesting on each anniversary of the grant date. The PSUs will cliff vest thirty-six months from the grant date, with a payout between zero percent and two hundred percent of the number of PSUs granted based on the achievement of the specified metrics.
There are no (i) family relationships, as defined in Item 401 of Regulation S-K, between Mr. Wong and any of the Company’s executive officers or directors, or any person nominated to become a director or executive officer, (ii) arrangements or understandings between Mr. Wong and any other person pursuant to which Mr. Wong was appointed as Chief Financial Officer of the Company, or (iii) transactions in which Mr. Wong has an interest requiring disclosure pursuant to Item 404(a) of Regulation S-K.
A copy of the Company’s press release announcing Mr. Wong’s appointment is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 20, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: December 20, 2018	By:	/s/ FUSEN CHEN
	Name:	Fusen Chen
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 20, 2018